EXHIBIT 10.10.1

                  Schedule of Omitted Documents in the Form of
                   Exhibit 10.10, including Material Detail in
                 Which Such Documents Differ from Exhibit 10.10


1.   Directors Stock Option Agreement, dated March 31, 1997, with Jerry Rosner

2.   Directors  Stock  Option  Agreement,  dated March 31,  1997,  with  Stanley
     Weinreb

3.   Directors  Stock  Option  Agreement,  dated March 31,  1997,  with  Stanley
     Raphael

4. Directors Stock Option Agreement, dated March 31, 1997, with Stephen J. Drescher


                 The form of the documents listed above does not differ in material detail from the form of Exhibit 10.10, except with respect to the identity of the director.

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